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                                                                    EXHIBIT 99.2

                            THE LUBRIZOL CORPORATION

                    $400,000,000 4.625% Senior Notes due 2009

                     $450,000,000 5.5% Senior Notes due 2014

                  $300,000,000 6.5% Senior Debentures due 2034

                             Underwriting Agreement

                                                              New York, New York
                                                              September 23, 2004

Citigroup Global Markets Inc.
   As Representative of the several
   Underwriters
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

            The Lubrizol Corporation, a corporation organized under the laws of Ohio (the "Company"), proposes to sell to the several underwriters named on Schedule C hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, the principal amount of its securities identified on Schedule B hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of September 28, 2004, between the Company, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the "Trustee"). Each of the subsidiaries of the Company named on Schedule A (collectively, the "Guarantors") have agreed to be a party to this Agreement as guarantors of the due and punctual payment of principal of, premium and interest on the Securities and the performance of all of the obligations of the Company under this Agreement, the Indenture and the Securities. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

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            The due and punctual payment of principal of, premium and interest on the Securities and the performance of all of the obligations of the Company under this Agreement, the Indenture and the Securities will be fully and unconditionally guaranteed, jointly and severally, by the Guarantors, pursuant to their guarantees (the "Guarantees").

            On April 16, 2004, the Company announced its agreement and plan of merger to acquire Noveon International, Inc. ("Noveon"). The acquisition of Noveon was completed on June 3, 2004.

            1. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

            (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has prepared and filed with the Commission a registration statement (the file number of which is set forth on Schedule B hereto) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company has filed one or more amendments thereto and a Preliminary Final Prospectus in accordance with Rules 415 and 424(b), each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b) or (2) a final prospectus supplement in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement. As filed, such final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

            (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective

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      Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

            (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation, limited liability company or partnership (as applicable) in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation, limited liability company or partnership (as applicable) and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to so qualify will not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (d) All the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the subsidiaries owned by the Company either directly or through wholly owned subsidiaries are free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

            (e) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

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            (f) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor; the Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Company and each Guarantor, will constitute a legal, valid and binding instrument enforceable against the Company and each Guarantor in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity) entitled to the benefits of the Indenture; and each of the Guarantees has been duly authorized for issuance pursuant to this Agreement and the Indenture by the applicable Guarantor and when executed by the applicable Guarantor in accordance with the terms of the Indenture, will constitute the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

            (g) None of the issue and sale of the Securities, the execution and delivery by the Company and the Guarantors, as the case may be, of the Indenture, this Agreement and the Guarantees nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the organizational documents of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

            (h) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Final Prospectus and the Registration Statement present fairly in all

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      material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions "Selected Historical Consolidated Financial Data of Lubrizol", "Selected Historical Consolidated Financial Data of Noveon" and "Unaudited Pro Forma Consolidated Financial Information" in the Final Prospectus fairly present, on the basis stated in the Final Prospectus, the information included therein. The pro forma financial statements included or incorporated by reference in the Final Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the Final Prospectus and the Registration Statement. The pro forma financial statements included in the Final Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. The pro forma segment data included in the Final Prospectus and the Registration Statement have been prepared on the same basis as that of the pro forma financial statements referred to in the immediately preceding sentence. The pro forma financial statements incorporated by reference in the Final Prospectus and the Registration Statement have been prepared in accordance with accounting principles generally accepted in the United States of America and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

            (i) The consolidated historical financial statements and schedules of Noveon and its consolidated subsidiaries included or incorporated by reference in the Final Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of Noveon as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

            (j) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the knowledge of the Company after due investigation, threatened that
      (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could

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      reasonably be expected to have a material adverse effect on the condition
      (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (k) Each of the Company and its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

            (l) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its organizational documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable.

            (m) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

            (n) Ernst & Young LLP, who have certified certain financial statements of Noveon and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Final Prospectus, were independent public accountants with respect to Noveon within the meaning of the Act and the applicable published rules and regulations thereunder.

            (o) The Company and each Guarantor have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto)) and have paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not

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      arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (p) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and neither the Company nor any Guarantor is aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (q) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (r) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Final Prospectus (exclusive of any supplement thereto).

            (s) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses except to the extent that the failure to so possess will not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects,

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      earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (t) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (u) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (v) The Company and each of the Guarantors are, and immediately after the Closing Date will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company and each of the Guarantors on a particular date, that on such date (i) the fair market value of the assets of the Company and each of the Guarantors is greater than the total amount of liabilities (including contingent liabilities) of the Company and each of the Guarantors, (ii) the present fair salable value of the assets of the Company and each of the Guarantors is greater than the amount that will be required to pay the probable liabilities of the Company and each of the Guarantors on their debts as they become absolute and matured, (iii) the Company and each of the Guarantors are able to realize upon their assets and pay their debts and other liabilities, including contingent obligations, as they mature and (iv) the Company and each of the Guarantors do not have unreasonably small capital.

            (w) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii)

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                                                                               9

      have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto). Except as set forth in the Final Prospectus and except to the extent the Company has accrued for estimated environmental liabilities as set forth in the Final Prospectus, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

            (x) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (y) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended, is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; none of the Company's subsidiaries (except for Noveon, Inc.) maintains or is required to contribute to a "welfare plan" (as defined in and subject to Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its

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                                                                              10

      subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under
      Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA other than obligations to pay premiums to the Pension Benefit Guaranty Corporation.

            (z) There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

            (aa) The subsidiaries listed in Annex A hereto are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X (each a "Significant Subsidiary"); provided, however, that the Company's financial data to be used in making a determination that a subsidiary is a Significant Subsidiary will be the pro forma data set forth in the Preliminary Final Prospectus.

            (bb) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Final Prospectus to be conducted except to the extent that the failure to do so will not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business. Except as set forth in the Final Prospectus, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge after due investigation, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending, or to the Company's knowledge after due investigation, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company's knowledge after due investigation, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for

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                                                                              11

      any such claim; (f) there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Final Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office, except to the extent that the matters described in clauses (a) through (g) above of this paragraph will not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (cc) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company after due investigation, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company after due investigation, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

            (dd) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company after due investigation, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

            (ee) The agreements and instruments listed as exhibits to the Company's filings under Section 13(a), 13(c), 14 or 15(d), which filings are incorporated by reference in the Final Prospectus, are all of the material agreements and instruments binding on the Company that are required to be filed pursuant to Item 601(a)(4) and Item 601(a)(10) of Regulation S-K, promulgated pursuant to the Act.

            Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

            2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth on Schedule B hereto, the principal amount of the Securities set forth opposite such Underwriter's name on Schedule C hereto.

            3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified on Schedule B hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

            5. Agreements. The Company agrees with the several Underwriters that:

            (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the Commission pursuant to the applicable paragraph of

      Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (1) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information,
      (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representative of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

            (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (f) The Company will not, without the prior written consent of the Representative, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any debt securities issued or guaranteed by the Company or any Guarantor (other than the Securities) or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule B hereto.

            (g) The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply in all material respects with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

            (h) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Company and each Guarantor of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 5:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have requested and caused Thompson Hine LLP, counsel for the Company and the Guarantors, or subject to approval of the Representative, the general counsel of the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative, to the effect that:

                  (i) the Company has been duly incorporated and each of the
            Company and its domestic subsidiaries is a validly existing corporation, limited liability company or partnership (as applicable) in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation, limited liability company or partnership (as applicable) and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to be so will not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

                  (ii) all the outstanding shares of capital stock of each
            Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries owned by the Company either directly or through wholly owned subsidiaries are free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

                  (iii) the Company's authorized equity capitalization is as set forth in the Final Prospectus; and the Securities conform in all material respects to the description thereof contained in the Final Prospectus and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                  (iv) the Indenture has been duly authorized, executed and
            delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); each of the Guarantees has been duly authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against each of the Guarantors in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                  (v) there is no pending and, to the knowledge of such counsel, no threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Final Prospectus under the headings "Material United States Federal Tax Considerations", "Description of the Notes and Debentures", and "Description of Other Indebtedness", insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

                  (vi) the Registration Statement has become effective under the
            Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion);

                  (vii) this Agreement has been duly authorized, executed and delivered by the Company;

                  (viii) the Company is not and, after giving effect to the
            offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                  (ix) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

                  (x) neither the execution and delivery of the Indenture and the Guarantees, the issue and sale of the Securities, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the organizational documents of the Company or its domestic subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or by which it is bound or to which its or their property is subject as required to be filed with the Commission in accordance with Item 601(a)(4) and Item 601(a)(10) of Regulation S-K, promulgated pursuant to the Act, or
            (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties; and

                  (xi) to the knowledge of such counsel, no holders of
            securities of the Company have rights to the registration of such securities under the Registration Statement.

      In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Ohio or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Guarantors and public officials. References to the Final Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

            (c) The Representative shall have received from Shearman & Sterling LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company and each Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (d) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company and each
            Guarantor, as the case may be, in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and each Guarantor, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge after due investigation, threatened; and

                  (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (e) The Representative shall have received on each of the date hereof and the Closing Date letters, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Representative, from (i) Deloitte & Touche LLP, independent or certified public accountants for the Company, and (ii) Ernst & Young LLP, independent public accountants for Noveon, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Prospectus and the Registration Statement; provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

            (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or
      (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the

      Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

            (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (h) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of Shearman & Sterling LLP, counsel for the Underwriters, at 599 Lexington Avenue, New York, New York 10022, on the Closing Date.

            7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representative on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            8. Indemnification and Contribution. (a) The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have.

            (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, the Guarantors, each of their directors, each of their officers who signs the Registration Statement, and each person who controls the Company and each Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company and the Guarantors by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Guarantor acknowledges that (i) the statements set forth in the last paragraph of the cover page of the Final Prospectus regarding delivery of the Securities, (ii) the list of Underwriters and their respective participation in the sale of the Securities in the Final Prospectus, (iii) the sentences related to concessions and reallowances in the Final Prospectus, and (iv) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Guarantors and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Guarantors and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Guarantors and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Guarantors on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or any Guarantor who shall have signed the Registration Statement and each director of the Company or the Guarantors shall have the same rights to contribution as the Company or the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names on Schedule C hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth on Schedule C hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or any Guarantor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Guarantors and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Shares shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, each Guarantor or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, each Guarantor or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention:
General Counsel; or, if sent to the Company or the Guarantors, will be mailed, delivered or telefaxed to (440) 347-5219, 29400 Lakeland Boulevard, Wickliffe, Ohio 44092, Attention: General Counsel.

            13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "Basic Prospectus" shall mean the prospectus referred to in Section 1(a) above contained in the Registration Statement at the Effective Date.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

            "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus and filed pursuant to Rule 424(b), together with the Basic Prospectus.

            "Registration Statement" shall mean the registration statement referred to in Section 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

            "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Underwriters.

Very truly yours,

THE LUBRIZOL CORPORATION

By:_____________________________
Name:
Title:

GUARANTORS:

1500 WEST ELIZABETH CORPORATION

By______________________________
Name:
Title:

CARROLL SCIENTIFIC INC.

By______________________________
Name:
Title:

CHEMRON CORPORATION

By______________________________
Name:
Title:

CPI ENGINEERING SERVICES, INC.

By______________________________
Name:
Title:

ENGINE CONTROL SYSTEMS LTD.

By______________________________
Name:
Title:

GATEWAY ADDITIVE COMPANY

By______________________________
Name:
Title:

LUBRICANT INVESTMENTS, INC.

By______________________________
Name:
Title:

LUBRIZOL CHINA, INC.

By______________________________
Name:
Title:

LUBRIZOL ENTERPRISES, INC.

By______________________________
Name:
Title:

LUBRIZOL FOAM CONTROL ADDITIVES, INC.

By______________________________
Name:
Title:

LUBRIZOL HOLDING INC.

By______________________________
Name:
Title:

LUBRIZOL INTER-AMERICAS CORPORATION

By______________________________
Name:
Title:

LUBRIZOL INTERNATIONAL MANAGEMENT CORPORATION

By______________________________
Name:
Title:

LUBRIZOL OVERSEAS TRADING CORPORATION

By______________________________
Name:
Title:

LUBRIZOL PERFORMANCE SYSTEMS INC.

By______________________________
Name:
Title:

LZ HOLDING CORPORATION

By______________________________
Name:
Title:

MPP PIPELINE CORPORATION

By______________________________
Name:
Title:

NOVEON INTERNATIONAL, INC.

By______________________________
Name:
Title:

NOVEON, INC.

By______________________________
Name:
Title:

FCC ACQUISITION CORP.

By______________________________
Name:
Title:

NOVEON CHINA, INC.

By______________________________
Name:
Title:

NOVEON DIAMALT, INC.

By______________________________
Name:
Title:

NOVEON FCC, INC.

By______________________________
Name:
Title:

NOVEON HILTON DAVIS, INC.

By______________________________
Name:
Title:

NOVEON HOLDING CORPORATION

By______________________________
Name:
Title:

NOVEON INVESTMENTS, LLC

By: Noveon, Inc., its sole member

By______________________________
Name:
Title:

NOVEON IP HOLDINGS CORP.

By______________________________
Name:
Title:

NOVEON KALAMA, INC.

By______________________________
Name:
Title:

NOVEON TEXTILE CHEMICALS, INC.

By______________________________
Name:
Title:

PERFORMANCE MATERIALS I INC.

By______________________________
Name:
Title:

PERFORMANCE MATERIALS II LLC

By: Noveon, Inc., its sole member

By:_____________________________
Name:
Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified on
Schedule B hereto.

Citigroup Global Markets Inc.

By:_____________________________
Name:
Title:

For itself and the other
several Underwriters, if any,
named on Schedule C to the
foregoing Agreement.

                                                                       S&S DRAFT
                                                                        09/14/04

                                   SCHEDULE A

                               LIST OF GUARANTORS

            Name                                      Jurisdiction
            ----                                      ------------
1500 West Elizabeth Corporation                    State of New Jersey

Carroll Scientific Inc.                            State of Illinois

Chemron Corporation                                State of Delaware

CPI Engineering Services, Inc.                     State of Michigan

Engine Control Systems Ltd.                        State of Nevada

Gateway Additive Company                           State of Nevada

Lubricant Investments, Inc.                        State of Ohio

Lubrizol China, Inc.                               State of Ohio

Lubrizol Enterprises, Inc.                         State of Delaware

Lubrizol Foam Control Additives, Inc.              State of South Carolina

Lubrizol Holding Inc.                              State of Delaware

Lubrizol Inter-Americas Corporation                State of Nevada

Lubrizol International Management Corporation      State of Nevada

Lubrizol Overseas Trading Corporation              State of Delaware

Lubrizol Performance Systems Inc.                  State of Georgia

LZ Holding Corporation                             State of Delaware

MPP Pipeline Corporation                           State of Delaware

Noveon International, Inc.                         State of Delaware

Noveon, Inc.                                       State of Delaware

FCC Acquisition Corp.                              State of Delaware

Noveon China, Inc.                                 State of Delaware

Noveon Diamalt, Inc.                               State of Delaware

Noveon FCC, Inc.                                   State of Delaware

Noveon Hilton Davis, Inc.                          State of Delaware

Noveon Holding Corporation                         State of Delaware

Noveon Investments, LLC                            State of Delaware

Noveon IP Holdings Corp.                           State of Illinois

Noveon Kalama, Inc.                                State of Washington

Noveon Textile Chemicals, Inc.                     State of Delaware

Performance Materials I Inc.                       State of Delaware

Performance Materials II LLC                       State of Delaware

                                   SCHEDULE B

Underwriting Agreement dated September 23, 2004

Registration Statement No. 333-115662

Representative:  Citigroup Global Markets Inc.

Title, Purchase Price and Description of Securities:

      Title: 4.625% Senior Notes due 2009, 5.5% Senior Notes due 2014 and 6.5% Senior Debentures due 2034

      Principal amount: $400,000,000 aggregate principal amount of 4.625% Senior Notes due 2009, $450,000,000 aggregate principal amount of 5.5% Senior Notes due 2014 and $300,000,000 aggregate principal amount of 6.5% Senior Debentures due 2034

      Purchase price (include accrued interest or amortization, if any):

      4.625% Senior Notes due 2009:            $396,044,000
      5.5% Senior Notes due 2014:              $441,963,000
      6.5% Senior Debentures due 2034:         $290,748,000

      Sinking fund provisions:  None.

      Redemption provisions: At any time, the Company may redeem the Securities, in whole or in part, at a redemption price equal to the greater of (i) 100% of their principal amounts or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis at the Adjusted Treasury Rate.

Closing Date, Time and Location: September 28, 2004 at 10:00 AM at Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022

Type of Offering:  Non-delayed

Date referred to in Section 5(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the
Representative: 90 days from the date hereof

                                                                       S&S DRAFT
                                                                        09/14/04

                                   SCHEDULE C

                                                                   Principal Amount
                                                                   of Securities to
                Underwriters                                         be Purchased
                ------------                                         ------------
                                                    2009 Notes        2014 Notes      2034 Debentures
                                                    ----------        ----------      ---------------
Citigroup Global Markets Inc.................      $200,000,000      $225,000,000      $150,000,000
ABN AMRO Incorporated........................      $ 80,000,000      $ 90,000,000      $ 60,000,000
Wachovia Capital Markets, LLC................      $ 80,000,000      $ 90,000,000      $ 60,000,000
KeyBanc Capital Markets, a division of
McDonald Investments Inc.....................      $ 20,000,000      $ 22,500,000      $ 15,000,000
Lazard Freres & Co. LLC......................      $ 10,000,000      $ 11,250,000      $  7,500,000
PNC Capital Markets, Inc.....................      $ 10,000,000      $ 11,250,000      $  7,500,000
                                                   ============      ============      ============
                     Total...................      $400,000,000      $450,000,000      $300,000,000

                                                                         ANNEX A

           LIST OF SIGNIFICANT SUBSIDIARIES PURSUANT TO SECTION 1(aa)

DOMESTIC SIGNIFICANT SUBSIDIARIES            JURISDICTION
---------------------------------            ------------
CPI Engineering Services, Inc.               State of Michigan
Lubrizol Overseas Trading Corporation        State of Delaware
Noveon International, Inc.                   State of Delaware
Noveon, Inc.                                 State of Delaware

FOREIGN SIGNIFICANT SUBSIDIARIES
--------------------------------
Europe Chemical Holdings C.V.                The Netherlands
Lubrizol Europe B.V.                         The Netherlands
Lubrizol France S.A.S.                       France